DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Articles of Incorporation
(PURSUANT TO NRS 78)

FILED # C17325-03
JUL 1 8 2003
IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Important: Read attached instructions before completing form.

1. Name of Corporation: Melt Inc.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)
The Corporation Trust Company of Nevada
Name
6100 Neil Road, Suite 500, Reno NEVADA 89511
Street Address City Zip Code
Optional Mailing Address City State Zip Code

3. Shares: (number of shares corporation authorized to issue)
Number of shares with par value: 100,000,000 Par value: 0.001 Number of shares without par value: 0

4. Names, Addresses, Number of Board of Directors/Trustees:
The First Board of Directors/Trustees shall consist of 2 members whose names and addresses are as follows:

1. Clive V. Barwin
Name
14 John Dykes Avenue, Vaucluse, NSW Australia 2030
Street Address City State Zip Code

2. Debbie Davimes
Name
102, 53 Carlisle Street, Rosebay, NSW Australia 2029
Street Address City State Zip Code

3.
Name
Street Address City State Zip Code

4.
Name
Street Address City State Zip Code

5. Purpose: (optional-see instructions)
The purpose of this Corporation shall be:

6. Other Matters: (see instructions)
Number of additional pages attached: 0

7. Names, Addresses and Signatures of Incorporators: (attach additional pages if there are more than 2 incorporators)
Clive V. Barwin
Name Signature
14 John Dykes Avenue Vaucluse NSW Australia 2030
Address City State Zip Code

Name Signature
Address City State Zip Code

8. Certificate of Acceptance of Appointment of Resident Agent:
I hereby accept appointment as Resident Agent for the above named corporation.
On behalf of The Corporation Trust Company of Nevada
By: [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company
Kathleen C. Garley, Asst Sec.
Date July 18, 2003

This form must be accompanied by appropriate fees. See attached fee schedule.